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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



      We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1997 SeaMED Corporation Employee Nonqualified Stock Option Plan of our report dated August 6, 1996, with respect to the financial statements and schedule of SeaMED Corporation included in its Registration Statement, as amended (Form S-1 No. 333-13455) filed with the Securities and Exchange Commission on November 18, 1996.


Seattle, Washington                                   ERNST & YOUNG LLP
July 22, 1997